BB&T
                                       and
                           First Citizens Corporation
                                 Newnan, Georgia

                           Expanding a Great Franchise
                              Analyst Presentation
                                January 27, 1999

                          Forward-Looking Information

    BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated restructuring charges relating to the merger, estimated increases in First Citizens' fee income ratio, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and First Citizens, the amount of general and administrative expense consolidation, costs relating to converting First Citizens' bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting reserve policies, and the cost related to the merger. The realization of cost savings and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

    Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously-announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including First Citizens, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and First Citizens are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and First Citizens may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and First Citizens.

    BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder values of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

                                     Outline
o        Background and transaction terms
o        Financial data
o        Rationale and strategic objectives
o        Investment criteria
o        Summary

                               BB&T Corporation
                                      (BBT)
o        $36.6 billion bank holding company*
o        584 branch locations in NC, SC, VA, MD and the District of Columbia*


                               For Year Ended
                                 12/31/98**
                               --------------
o        ROA                       1.58%
o        Cash Basis ROA            1.67%
o        ROE                      20.16%
o        Cash Basis ROE           23.70%
o        Efficiency ratio         51.57%

 *Includes the pending acquisitions of Scott & Stringfellow Financial, Inc. and
  MainStreet Financial Corporation.
**Excludes nonrecurring items

                           First Citizens Corporation
                                     (FSTC)

o        $420.5 million bank and thrift holding company
o        13 banking offices in Georgia
o        1 mortgage loan production office

                              For 6 Months
                              Ended 9/30/98
                              -------------
o        ROA                       1.38%
o        ROE                      13.76%
o        Efficiency ratio         62.53%

                            Pro Forma Company Profile
                                DECEMBER 31, 1998


o Size:      $37.0 billion in assets*
             $11.7 billion in market capitalization**
o Offices    NC:     347
             SC:      90
             VA:     109
             DC:       6
             MD:      32
             GA:      13
             ------------
             Total:  597

 *Includes total assets for Scott & Stringfellow Financial, Inc., MainStreet
  Financial Corporation, and First Citizens Corporation

**Based upon closing share prices on 1/25/99 for BB&T, Scott & Stringfellow
  Financial Inc., MainStreet Financial Corporation and First Citizens
  Corporation

                            Terms of the Transaction

                            Terms of the Transaction


o  Purchase price:        $40.53 per share(1)

o  Aggregate value:       $125.9 million(1) (INCLUDING OPTIONS)

o  Consideration:         Fixed exchange ratio of 1.0789 BB&T shares for each
                          First Citizens share

o  Structure:             Tax-free exchange of stock equal to
                          100% of purchase price

o  Accounting treatment:  Transaction will be accounted for as a pooling-of-interests

o  Lock-up provision:     Stock option agreement



(1) Based on January 25, 1999 BB&T closing stock price of $37.56.

                                     Pricing

o        Purchase price                              $40.53

o        Premium / market                            35.09%

o        Price / 9-30-98 stated book                 2.91x

o        Price / LTM EPS                             22.9x

o        BB&T shares issued                          3.35 million*


*BB&T shares issued based on FSTC shares outstanding adjusted for stock options.

                            Acquisition Comparables*
           Bank and Thrift Acquisitions Announced since 7/01/98 with
                DEAL VALUES BETWEEN $75 MILLION AND $150 MILLION


--------------------------------------------------------------------------------------------------------------------------------
                                                           Bank/              Total         Date             Deal        Deal
Buyer                         Seller                      Thrift              Assets      Announced         Value       Pr/Bk
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                             ($000)                        ($M)          (%)

Valley Nat'l Bancorp          Ramapo Finl Corp.            Bank               327,779      12/18/98         107.5      299.15
First Fin'l Bancorp           Sand Ridge Finl Corp         Bank               503,894      12/17/98         140.7      330.61
Dime Bancorp                  Lakeview Financial           Thrift             593,856      12/16/98         118.7      195.49
BT Financial Corp             First Philson Finl           Bank               213,742      12/10/98          80.6      318.81
M&T Bank Corp.                FNB Rochester Corp.          Bank               567,896      12/09/98         128.8      316.15
Temple-Inland Inc.            HF Bancorp Inc.              Thrift           1,059,600      11/16/98         122.7      140.90
Centura Banks Inc.            First Coastal Bkshs          Bank               603,753      10/28/98         124.9      262.11
Western Bancorp               PNB Financial Group          Bank               267,408      10/06/98          95.7      292.55
Fifth Third Bancorp           Enterprise Fedl Bncp         Bank               406,893      09/25/98         104.0      283.92
United National               Raritan Bancorp Inc.         Bank               434,606      09/22/98          97.7      284.98
Commerce Bancorp              Prestige Finl Corp.          Bank               310,399      09/17/98          75.2      325.65
FBOP Corporation              Calumet Bancorp Inc.         Bank               491,961      09/09/98         111.6      127.91
F&M Bancorp                   Monocacy Bancshares          Bank               294,425      09/04/98          82.7      327.34
Union Planters Corp.          First & Farmrs Bcshs         Bank               327,354      08/26/98          76.0      285.70
MAF Bancorp Inc.              Westco Bancorp Inc.          Thrift             320,295      08/17/98          82.6      152.94
Commercial Federal            Midland First Finl           Thrift             390,818      08/14/98          83.0      319.23
Hibernia Corporation          First Guaranty Bank          Bank               234,400      07/30/98          79.5      485.71
Western Bancorp               Peninsula Bank - SD          Bank               413,019      07/24/98         113.8      433.28
National Penn Bcshs           Elverson Natl Bank           Bank               286,735      07/22/98         102.3      384.62
First Source Bncp             Pulse Bancorp Inc.           Thrift             540,008      07/09/98         106.4      221.15

Maximum                                                                     1,059,600                       140.7       485.7
Minimum                                                                       213,742                        75.2       127.9
Average                                                                       429,442                       101.7       289.4
Median                                                                        398,856                       103.2       295.9
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BB&T Corp                     MainStreet Financial         Bank             2,014,648      08/26/98         554.3       325.2
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BB&T Corp                     First Citizens **                               385,582                       125.9       291.1
Above/(Below) Comparables                                                                                                 1.7
--------------------------------------------------------------------------------------------------------------------------------


-------------------------
Deal Pr/     Deal Pr/
 Tg Bk       4-Qtr EPS
-------------------------
-------------------------
  (%)           (x)

    303.57         30.06
    330.61         24.57
    291.48          9.95
    318.81         29.46
    316.15         25.17
    163.28            NA
    262.11         28.33
    292.55         13.87
    402.21         34.31
    288.42         24.36
    325.65         24.62
    127.91         11.69
    371.60         32.32
    311.16         16.78
    152.94         17.54
        NA            NA
    485.71         23.48
    434.97         29.75
    384.62         33.32
    221.15         18.18

     485.7          34.3
     127.9          10.0
     304.5          23.8
     307.4          24.5
-------------------------
-------------------------

-------------------------
-------------------------
     346.1          27.4
-------------------------
-------------------------

-------------------------
-------------------------
     352.3          22.9
      47.9          (0.9)
-------------------------



 *Source for Acquisition Comparables: SNL Securities.
**Based on 9/30/98 data

                                 Financial Data

                                Financial Summary


FOR YEAR-TO-DATE ENDED:        12/31/98    9/30/98
                                BB&T(1)    FSTC(2)
                               --------    -------
ROA                              1.58%      1.38%

ROE                             20.16      13.76

Net interest margin (FTE)        4.34       4.82

Efficiency ratio                51.57      62.53

Net charge-offs/avg. loans        .28        .07

Allowance/nonperf. loans       367.75      85.81

Nonperf. assets/total assets      .33       1.18


(1)Excludes nonrecurring items
(2)FSTC figures represent 6 month year-to-date financials as their fiscal year ends on March 31.

                                Capital Strength


                                              BB&T           FSTC
                                           (12/31/98)      (9/30/98)
                                           ----------      ---------
Shareholders' equity/total assets            8.0%           10.1%

Leverage capital ratio                         6.8%            8.5%

Total risk-based capital ratio                14.7%           12.6%

                            Rationale for Acquisition



o BB&T has an announced strategy to pursue in-market (Carolinas/Virginia/Maryland/Metro DC) and contiguous state (Georgia/West Virginia/Tennessee) acquisitions of high quality banks and thrifts in the $250 million to $10 billion range. The acquisition of First Citizens is consistent with this strategy.
o This acquisition is very consistent with past acquisitions which we have successfully executed, i.e. it fits our model.
o   BB&T and First Citizens share similar cultures.
o First Citizens provides BB&T with entry into the high growth Metro Atlanta region

                              Strategic Objectives


o   The key strategic objectives in this acquisition are:
    -   Entry into the Metro Atlanta region
    -   Grow fee income using BB&T's wider array of fee-based services
    -   Improve efficiency
        o Cost savings equal to 20% of FSTC's noninterest expenses, fully realized in the year 2000
    - Develop additional commercial relationships using BB&T's product offerings

                              Franchise Enhancement


o  Market extension merger into the Atlanta, Georgia MSA
o  Establishment of a community bank in Georgia
o  Provides a presence in an additional major financial center in the south
o  Gives BB&T a base for future market expansion opportunities in Georgia
o  Extends BB&T's penetration of the Interstate 85 corridor

                                 Grow Fee Income

                                       BB&T             FSTC
                                    (12/31/98)      (9/30/98)(1)
                                    ----------      ------------
    Fee income ratio                   28.4%            16.5%


Goal to raise FSTC's fee income ratio by leveraging BB&T's sales management system and broader product selection


(1)FSTC figures represent 6 month year-to-date financials as their fiscal year ends on March 31.

                             Efficiency Improvement


                          Targeted Annual Cost Savings
                          ----------------------------
                          $2.8 million or approximately
                           20% of FSTC's expense base

                           After-Tax One-Time Charges

                         One-time merger-related charges
                         -------------------------------
                                  $2.8 million

                                Branch Locations


                     [Map with location points goes here.]



(delta)   BB&T Branches
(diamond) MainStreet Financial Branches (BB&T Pending Acquisition) (d delta) First Citizens Corp. Branches

                             Market Characteristics
METRO ATLANTA
[Graphic of Map goes here.]

o  1998 unemployment rate - 3.3% (26% below national rate)
o With 3.14 million residents, the Metro Atlanta market is the Southeast's largest MSA
o  14 Fortune 500 companies are headquartered in Metro Atlanta
o  Metro Atlanta was rated as the 2nd best City for Business by FORTUNE MAGAZINE
o With a projected 267,600 new jobs created between 1995-2000, Metro Atlanta was rated as the Top Metropolitan Area for Job Creation by DRI/MCGRAW HILL
o  Total employment is projected to expand 29.9% (1993-2005)
o  Per Capita Income of $25,583; 10.2% above the national average

                            BB&T Investment Criteria

o  Cash Basis EPS (accretive by year 2)
o  Internal rate of return (15% or better)
o  Return on equity and Cash Basis ROE (accretive by year 3)
o  Return on assets and Cash Basis ROA (accretive by year 3)
o  Book value per share (accretive by year 5)
o  Must not cause combined leverage capital ratio to go below 7%

Criteria are listed in order of importance. There are sometimes tradeoffs among criteria.

                                Assumptions

o BB&T 1999 EPS is based on a First Call estimate of $1.93 and subsequent years are based on 9% income statement and balance sheet growth.

o $2.8 million in cost savings (20% of FSTC's expense base). Cost savings will be recognized over 2 years with 25% of total cost savings achieved in 1999 and the remaining 75% in 2000.

o Fee income improvement - raise FSTC's fee income ratio from 16.5% for September YTD 1998 to 25% for full-year 2003 by leveraging BB&T's sales management system and expanded product offerings.

o   FSTC's net interest margin (non-FTE) is maintained annually at 4.58%.

o For FSTC, we have assumed income statement and balance sheet growth of 12% annually from 2000 through 2003 and 9% thereafter except for the enhancements cited above.

                          Impact on Earnings Per Share

                         Accretion                      Accretion
                         (Dilution)      Pro Forma      (Dilution)
             Pro Forma   Pro Forma       Cash Basis     Pro Forma
                EPS        Shares           EPS           Shares
             ---------   ----------     -----------      ----------

1999*           $1.93      $(0.00)          $2.05          $(0.00)
2000             2.11        0.00            2.22            0.00
2001             2.30        0.01            2.41            0.01
2002             2.51        0.01            2.62            0.01
2003             2.73        0.01            2.84            0.01
2004             2.98        0.01            3.08            0.01
2005             3.25        0.01            3.34            0.01
2006             3.54        0.02            3.64            0.02
2007             3.86        0.02            3.95            0.02
2008             4.21        0.02            4.30            0.02
2009             4.59        0.02            4.68            0.02

   Internal rate of return  15.52%
                            ------

*Excludes nonrecurring items

                                 Impact on ROE*

                                  Pro Forma
          Pro Forma               Cash Basis
            ROE(%)      Change       ROE(%)      Change
          ----------    ------    -----------    ------

1999**      19.96       (0.09)        24.57      (0.11)
2000        19.31       (0.03)        22.97      (0.03)
2001        18.77       (0.01)        21.69      (0.01)
2002        18.28       (0.01)        20.62      (0.00)
2003        17.86       (0.00)        19.73       0.00
2004        17.48        0.01         18.92       0.01


 *The decrease in ROE results from the build up in equity relative to assets. **Excludes nonrecurring items

                                  Impact on ROA


                                 Pro Forma
           Pro Forma            Cash Basis
             ROA(%)     Change    ROA (%)      Change
           ----------   ------   ----------    ------
1999*         1.53      (.00)      1.64        (.00)
2000          1.53       .00       1.63         .00
2001          1.53       .00       1.62         .00
2002          1.54       .00       1.62         .00
2003          1.54       .00       1.61         .00
2004          1.54       .00       1.59         .00


*Excludes nonrecurring items

                      Impact on Book Value/Leverage Ratio


                Pro Forma
           Book Value Per Share     Pro Forma
           --------------------
                      Accretion     Leverage     Accretion
           Stated    (Dilution)       Ratio      (Dilution)
           ------     ---------     ---------    ----------
1999      $ 10.26       $ 0.03        7.18%         .02
2000        11.55         0.04        7.61          .02
2001        12.95         0.04        7.99          .02
2002        14.47         0.05        8.33          .02
2003        16.14         0.06        8.64          .02
2004        17.98         0.07        8.93          .02
2005        20.00         0.09        9.19          .02
2006        22.24         0.10        9.44          .02
2007        24.71         0.12        9.69          .02
2008        27.45         0.14        9.92          .03
2009        30.49         0.16       10.16          .03

                                     Summary

o   The acquisition of First Citizens Corporation is a strong strategic fit:
    - It helps accomplish our goal of expanding into the Georgia market; more specifically, into the Atlanta MSA
    -   It fits culturally and geographically
    -   This is the type of merger we have consistently successfully executed
o   Overall Investment Criteria are met:
    -   EPS and Cash Basis EPS accretive in year 2000
    -   IRR 15.52%
    -   ROA and Cash Basis ROA positive in year 2000
    -   Book value accretive in year 1999
    -   Combined leverage ratio remains above 7%
    -   Accelerated dividend growth potential in year 2000

                                    Appendix
o    Historical Financial Data
o    Glossary

First Citizens Corp - Georgia

Financial Summary

                                                                           Six Months
                                         March 31,       March 31,            Ended
                                           1997            1998           Sep. 30, 1998
                                         ---------       ---------        -------------

Earnings Summary (in thousands)

Interest Income (FTE)
Interest on loans & leases              $   15,985       $   24,923          $   13,687
Interest & dividends on securities           1,177            2,123               1,036
Interest on temporary investments              369              859               1,085
                                         ---------        ---------         -----------
   Total interest income (FTE)              17,532           27,906              15,809
                                         ---------        ---------         -----------


Interest Expense
Interest expense on deposit accounts         7,443           11,899               7,168
Interest on short-term borrowings              212              374                  --
Interest on long-term debt                     480              703                 309
                                         ---------        ---------         -----------
   Total interest expense                    8,135           12,975               7,476
                                         ---------        ---------         -----------

Net interest income (FTE)                    9,397           14,931               8,332
   Less taxable equivalent adjustment          --               --                  --
                                         ---------        ---------         -----------
Net interest income                          9,397           14,931               8,332
Provision for loan losses                      185              235                 140
                                         ---------        ---------         -----------
Net interest income after provision          9,212           14,696               8,192
                                         ---------        ---------         -----------

Noninterest Income
Service charges on deposit accounts            969            1,494                 805
Non-deposit fees and commissions               454              291                 133
G/(L) on sale of real estate & securities    1,069            3,377                 223
Other operating income                       1,144            1,664                 707
                                         ---------        ---------         -----------
   Total noninterest income                  3,636            6,826               1,868
                                         ---------        ---------         -----------

Noninterest Expense
Personnel                                    3,273            5,316               3,100
Occupancy & equipment                        1,119            1,508                 816
FDIC premiums                                  228              111                  64
Other operating expenses                     2,238            3,665               2,259
                                         ---------        ---------         -----------
   Total noninterest expense                 6,857           10,599               6,239
                                         ---------        ---------         -----------

Net income before taxes                      5,991           10,922               3,821
Income taxes                                 2,257            3,707               1,213
                                         ---------        ---------         -----------
Net income before nonrecurring charges       3,734            7,215               2,609
                                         ---------        ---------         -----------
Nonrecurring charges                        (1,082)              --                  --
                                         ---------        ---------         -----------
   Net income                            $   2,652        $   7,215         $     2,609
                                         =========        =========         ===========

Basic EPS                                $    1.15        $    2.62         $      0.93
Diluted EPS                                   1.05             2.42                0.88
Diluted EPS before nonrecurring charges       1.48             2.42                0.88

Book value                               $   10.92        $   13.15         $     13.92

EOP shares                                   2,728            2,795               2,806
Basic shares                                 2,310            2,754               2,797
Diluted shares                               2,521            2,987               2,973


First Citizens Corp - Georgia

Financial Summary


                                                                             Six Months
                                          March 31,         March 31,          Ended
                                            1997              1998          Sep. 30 1998
                                          ---------         ---------       ------------
Average Balance Sheet
(in thousands)
Assets
Loans                                  $   173,544        $   262,504       $    270,065
Securities                                  19,075             35,523             35,386
Other earning assets                         6,947             15,523             40,559
                                          ---------         ---------        -----------
  Total interest-earning assets            199,566            313,550            346,010
                                          ---------         ---------        -----------

Goodwill & other intangibles                 3,056              7,229              6,901
Other assets                                13,709             22,283             25,758
                                          ---------         ---------        -----------
  Total assets                         $   216,331        $   343,062       $    378,669
                                          =========         =========        ===========

Net interest margin                            4.71%             4.76%              4.82%

Securities as a percent of earning
   assets                                        10%               11%                10%

Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW                      $    41,221        $   59,706        $    64,428
Savings                                      13,462            19,498             21,041
CD's and other time                         103,765           165,760            196,747
                                          ---------         ---------        -----------
  Total interest-bearing deposits           158,448           244,964            282,215
Short-term borrowed funds                     6,695             3,800                 --
Long-term debt                                5,308            11,873              7,455
                                          ---------         ---------        -----------
  Total interest-bearing liabilities        170,451           260,637            289,670

Demand deposits                              20,420            41,197             46,838
Other liabilities                             2,995             7,952              4,251
                                          ---------         ---------        -----------
  Total liabilities                         193,866           309,786            340,759
                                          ---------         ---------        -----------

Preferred equity                                 --                --                 --
Common equity                                22,465            33,276             37,910
                                          ---------         ---------        -----------
  Total equity                               22,465            33,276             37,910
                                          ---------         ---------        -----------
                                          ---------         ---------        -----------
Total liabilities & shareholders'
     equity                             $   216,331         $ 343,062        $   378,669
                                          =========         =========        ===========
Other int-liab. as a percent of total
 assets                                           6%                5%                 2%

First Citizens Corp - Georgia
Financial Summary

                                                                              Six Months
                                            March 31,       March 31,           Ended
                                              1997            1998           Sep. 30, 1998
                                           ----------       ---------        -------------

Ratio Analysis

ROA                                              1.73%           2.10%                1.38%
ROCE                                            16.62%          21.68%               13.76%
Efficiency ratio                                 57.3%           57.7%                62.5%
Adj. noninterest income/Adj. revenues            21.5%           18.8%                16.5%
Average equity/Average assets                    10.4%            9.7%                10.0%

Credit Quality
(in thousands)

Beginning                                   $   1,371       $   3,739            $   3,852
                                            ---------       ---------            ---------
Provision                                         185             235                  140
Acquired allowance                              2,325              --                   --
Net charge-offs                                  (142)           (122)                 (98)
                                            ---------       ---------            ---------
Ending allowance                            $   3,739       $   3,852            $   3,894
                                            ---------       ---------            ---------

Allowance                                        1.52%           1.46%                1.43%
Charge-off rate                                  0.08%           0.05%                0.07%

Period end loans & leases                   $ 245,409       $ 263,784            $ 271,671

Period end common equity                    $  29,803       $  36,760            $  39,064

                                    Glossary

Return on Assets - recurring earnings for the period as a percentage of average assets for the period.

Return on Equity - recurring earnings for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios - These calculations exclude the effect on net income of amortization expense applicable to certain intangible assets. The ratios also exclude the effect of the unamortized balances of these intangibles from assets and equity.

Efficiency Ratio - calculated as recurring noninterest expense as a percentage of the sum of recurring net interest income on a fully taxable equivalent basis and recurring noninterest income.

Leverage Capital Ratio - Common shareholders' equity excluding unrealized securities gains and losses and certain intangible assets as a percentage of average assets for the most recent quarter less certain intangible assets.

Total Risk-Based Capital Ratio - The sum of shareholders' equity, a qualifying portion of subordinated debt and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio - Loan losses net of recoveries as a percentage of average loans and leases.

Internal Rate of Return - The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Recurring Results or Ratios - earnings excluding charges and expenses principally related to completing mergers and acquisitions.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.